VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create your electronic voting ins-truction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instruction up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to the The Topps Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:              TOPPS1  KEEP THIS PORTION FOR YOUR RECORDS
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                                                                               DETACH AND RETURN THIS PORTION ONLY

                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TOPPS COMPANY, INC.
(Please read both sides before signing)

The Board of Directors recommends a vote FOR all
nominees for director and FOR items 2 and 3.
The undersigned authorizes and instructs
        said proxies to vote as follows:                For  Withhold  For All  To withhold authority to vote, mark
                                                        All    All     Except   "For All Except" and write the
                                                                                nominee's number on the line below
   ELECTION OF DIRECTORS
   1.  01) Allan A. Feder, 02) David M. Mauer
           and 03) Jack H. Nusbaum                      ___     ___     ___     __________________________________

   Vote On Proposals                                    For   Against   Abstain
   2.  To ratify and approve the 2001 Stock              ___     ___      ___
       Incentive Plan.                                  /__/    /__/     /__/

   3.  To ratify the appointment of Deloitte
       & Touche LLP as independent auditors for
       The Topps Company, Inc. for the fiscal            ___     ___      ___
       year ending March 2, 2002                        /__/    /__/     /__/

    Please sign exactly as your name appears above.

    _______________________________________              ________________________________
   /______________________________/_______/             /________________________/______/
Signature(PLEASE SIGN WITHIN BOX)  Date                 Signature (Joint Owners)    Date
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
PROXY
                                        THE TOPPS COMPANY, INC.

     The undersigned  hereby appoints ARTHUR T. SHORIN AND SCOTT A. SILVERSTEIN, each of them, the attorneys and proxies of the  undersigned,  with full power of substitution,  to vote on beheft of the undersigned all the shares of stock of THE TOPPS COMPANY,  INC.,  which the  undersigned  is entitled to vote at the  Annual
Meeting of Stockholders of the Company to be held at  J.P. Morgan  Chase & Co., One  Chase  Manhattan Plaza,
Street Level, New York, New York on Thursday, June 28, 2001 at 10:30 a.m.(local time)and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such stock.

     This  Proxy when  properly executed  will be voted in the manner  directed herein and in the discretion of the aforementioned  proxies on all  other  matters  which may  properly come  before the  meeting.  If no instructions to the contrary is  indicated,  this Proxy will be voted FOR all  nominees for director and FOR
Items 2 and 3.

     Please return this proxy in the  accompanying  business reply envelope even if you  expect to attend in person.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
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